USAA Target Retirement 2040 FUND
 (URFRX)
Summary Prospectus
May 1, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.
You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at usaa.com/ prospectus. You also can get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund’s prospectus and SAI dated May 1, 2017, are incorporated herein by reference.

Investment Objective
The USAA Target Retirement 2040 Fund (the Fund) provides capital appreciation and current income consistent with its current investment allocation.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.75%
Total Annual Operating Expenses	0.78%(a)
(a)The total annual operating expenses for the Fund may not correlate to the ratio of expenses to average daily net assets shown in the financial highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.
1 Year	3 Years	5 Years	10 Years
$80	$249	$433	$966
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its whole portfolio.
Principal Investment Strategy
The Fund invests in a selection of USAA mutual funds (underlying USAA Funds) in a manner consistent with its current asset allocation as depicted in the “lifestyle transition path,” based on the years left until retirement. The lifestyle transition path depicts how the asset allocation strategy shifts the Fund’s assets among asset classes as the Fund becomes more conservative over time. The lifestyle transition path reflects the need for reduced investment risks and lower volatility as retirement approaches.
The Fund’s asset allocation strategy is designed for investors planning to start withdrawing funds for retirement in or within a few years of the Fund’s specific target date (2040). In general, the Fund’s asset allocation strategy assumes funds will start being withdrawn for retirement purposes at age 65. However, the Fund should not be selected solely on the basis of an investor’s age or the target date. The Fund does not provide guaranteed income for retirement.
Although the underlying USAA Funds are categorized generally as equity investments (equity securities or alternative asset classes) or fixed-income investments, many of these underlying USAA Funds invest in a mix of securities of domestic and foreign issuers, investment-grade and high-yield bonds, and other securities. As a result, the target asset allocation of the Fund may differ from the actual securities held by the underlying USAA Funds. Actual asset allocation also may differ from the lifestyle transition path as a result of market movement. The Fund’s portfolio will be rebalanced on a regular basis, taking into account transaction costs. We may adjust the Fund’s actual asset allocation from the targets specified in the lifestyle transition path based on market view or other conditions as part of an active asset allocation strategy, or make changes to the lifestyle transition path.
It is currently anticipated that at its target date, the Fund’s target asset allocation will consist of approximately 35% of the Fund’s net assets allocated to equity investments; and approximately 65% of the Fund’s net assets allocated to fixed-income investments. The Fund’s target asset allocation will not change after the target date has been reached unless approved by the Fund’s Board of Trustees (Board).

Principal Risks
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
The risks of the Fund directly correspond to the risks of the underlying USAA Funds in which the Fund invests. By investing in the underlying USAA Funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund’s asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying USAA Funds will not produce the intended results).
In managing a Fund that invests in underlying USAA Funds, the Adviser may be subject to potential conflicts of interest in allocating the Fund’s assets among the various underlying USAA Funds. This is because the fees payable by some of the underlying USAA Funds are higher than the fees payable by other underlying USAA Funds and because the Adviser also is responsible for managing and administering the underlying USAA Funds.
The Fund may invest in underlying USAA Funds that invest in equity securities, which are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree an underlying USAA Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.
The Fund may invest in underlying USAA Funds that invest in bonds. There is a risk that the market value of those bonds will fluctuate because of changes in interest rates, changes in supply and demand for fixed-income securities, and other market factors. Bond prices generally are linked to prevailing market interest rates. In general, when interest rates rise, bond prices fall; and conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
The Fund may invest in underlying USAA Funds that invest in fixed-income securities that are subject to credit risk, which is the possibility that an issuer of a fixed-income security cannot make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities varying from the highest quality to the very speculative have some degree of credit risk. Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns and financial setbacks or liquidity events.
An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception. The table shows how the Fund’s average annual total returns for the periods indicated compared to those of the Fund’s benchmark index. Performance reflects any expense limitations in effect during the periods shown.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.
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RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	16.50%	June 30, 2009
Lowest Quarter Return	-14.98%	September 30, 2011
Year-to-Date Return	5.23%	March 31, 2017
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2016

	Past 1 Year	Past 5 Years	Since Inception	Inception Date
Fund Shares
Return Before Taxes	8.97%	7.95%	6.02%	7/31/2008
Return After Taxes on Distributions	7.46%	6.93%	5.21%
Return After Taxes on Distributions and Sale of Fund Shares	5.37%	6.05%	4.61%
Indexes
S&P Target Date 2040 Index* (reflects no deduction for fees, expenses, or taxes)	9.23%	9.98%	6.47%	7/31/2008
MSCI All-Country World Index (reflects no deduction for fees, expenses, or taxes)	7.86%	9.36%	4.61%	7/31/2008
*As of May 1, 2017, the S&P Target Date 2040 Index replaced the MSCI All-Country World Index as the Fund’s primary broad-based securities market index as it more closely represents the securities held by the Fund.
Investment Adviser
USAA Asset Management Company (AMCO or Adviser)
Portfolio Managers
Wasif A. Latif, Head of Global Multi-Assets, is responsible for the Fund’s asset allocation and has co-managed the Fund since July 2008.
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John P. Toohey, CFA, Head of Equities, is responsible for the Fund’s asset allocation and has co-managed the Fund since July 2009.
Brian Herscovici, CFA, Executive Director of Global Multi-Assets Portfolios, has co-managed the Fund since October 2016.
Purchase and Sale of Shares
You may purchase or sell shares of the Fund through a USAA investment account on any business day through our website at usaa.com or mobile.usaa.com, or by telephone at (800) 531-USAA (8722) or (210) 531-8722. You also may purchase or sell shares of the Fund through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
■	Minimum initial purchase: $500 or $50 with a $50 monthly systematic investment plan.
■	Minimum subsequent investment: $50
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gain, unless you are a tax-exempt investor or you invest through an
IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
98032-0517
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